UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2023

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WBA	The Nasdaq Stock Market LLC
3.600% Walgreens Boots Alliance, Inc. notes due 2025	WBA25	The Nasdaq Stock Market LLC
2.125% Walgreens Boots Alliance, Inc. notes due 2026	WBA26	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On January 3, 2023, Village Practice Management Company Holdings, LLC (“VillageMD”), of which a majority of the outstanding equity interests on a fully diluted basis are beneficially owned by Walgreens Boots Alliance, Inc. (the “Company”), completed its previously announced acquisition (the “Summit Health-CityMD Acquisition”) of WP CityMD Topco LLC (“Summit Health-CityMD”). The Summit Health-CityMD Acquisition was completed pursuant to the terms and subject to the conditions of the Agreement and Plan of Merger, dated as of November 7, 2022 (as amended, the “Merger Agreement”), by and among VillageMD, Village Practice Management Company, LLC (“Village Practice Management”) and Project Teton Merger Sub LLC (“Merger Sub”), each a wholly-owned subsidiary of VillageMD, Summit Health-CityMD and Shareholder Representative Services LLC, solely in its capacity as representative and agent of the former equityholders of Summit Health-CityMD. Upon the consummation of the Summit Health-CityMD Acquisition, VillageMD paid $6.9 billion of the aggregate consideration therefor, consisting of $4.85 billion in cash and the remainder in Class E-3 Preferred Units of VillageMD allocated among Summit Health-CityMD equityholders pursuant to individual elections and certain prorationing adjustments, and paid off $1.9 billion in net debt of Summit Health-CityMD. VillageMD will pay an additional $100 million of cash consideration one year following the consummation of the Summit Health-CityMD Acquisition.

On January 3, 2023, in order to fund part of the cash portion of the consideration for the Summit Health-CityMD Acquisition, the Company and VillageMD completed their previously announced transactions contemplated by the Amended and Restated Class E Preferred Unit and Class F Preferred Unit Purchase Agreement, dated as of January 3, 2023 (the “Unit Purchase Agreement”), by and among WBA Acquisition 5, LLC, a subsidiary of the Company (“Walgreens”), Cigna Health & Life Insurance Company and Evernorth Health, Inc., each a subsidiary of Cigna Corporation (“Cigna”), VillageMD, Village Practice Management and, for certain purposes specified therein, the Company and certain other members of VillageMD. Pursuant to the terms and subject to the conditions of the Unit Purchase Agreement, Walgreens acquired Class E-2 Preferred Units and Class F-2 Preferred Units of VillageMD in exchange for $1.97 billion in aggregate consideration and Cigna acquired Class E-1 Preferred Units and Class F-1 Preferred Units of VillageMD in exchange for $2.5 billion in aggregate consideration (the “VillageMD Investments”). Following the Summit Health-CityMD Acquisition and the VillageMD Investments, the Company remains the largest equityholder of VillageMD, with beneficial ownership of approximately 53% of the outstanding equity interests of VillageMD on a fully diluted basis.

In connection with the consummation of the Summit Health-CityMD Acquisition and the VillageMD Investments, VillageMD undertook certain internal restructuring actions to implement a new holding company structure (the “VillageMD Restructuring”). The VillageMD Restructuring resulted in VillageMD, formerly a wholly owned subsidiary of Village Practice Management, becoming the parent entity of Village Practice Management and the former members of Village Practice Management receiving equivalent classes and amounts of securities of VillageMD.

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement Amendments

On January 3, 2023, in connection with the consummation of the VillageMD Restructuring, VillageMD entered into a Second Amendment to Agreement and Plan of Merger (the “Second Merger Agreement Amendment”) by and among VillageMD, Village Practice Management, Merger Sub and Summit Health-CityMD. The Second Merger Agreement Amendment amends certain terms of the Merger Agreement, including by adding VillageMD as the purchaser entity party to the Merger Agreement and reflecting various other conforming changes with respect to the VillageMD Restructuring and ministerial updates. Previously, on November 14, 2022, VillageMD entered into a First Amendment to Agreement and Plan of Merger (the “First Merger Agreement Amendment”) by and among Village Practice Management, Merger Sub and Summit Health-CityMD, which similarly amended certain terms of the Merger Agreement to reflect changes with respect to the VillageMD Restructuring and ministerial updates. The First Merger Agreement Amendment is not a material amendment to the Merger Agreement, and is described in this Item 1.01 solely for the sake of completeness.

The foregoing description of the First Merger Agreement Amendment and the Second Merger Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Merger Agreement Amendment and the Second Merger Agreement Amendment, which are filed as Exhibit 2.1 and Exhibit 2.2 hereto, respectively, and are incorporated herein by reference. The representations, warranties and covenants in the First Merger Agreement Amendment and the Second Merger Agreement Amendment are qualified by confidential disclosure schedules and were made solely for the benefit of the parties to the First Merger Agreement Amendment and the Second Merger Agreement Amendment for the purpose of allocating contractual risk among those parties, and do not establish these matters as facts. Investors should not rely on the representations, warranties and covenants as characterizations of the actual state of facts or condition of VillageMD, Village Practice Management, Merger Sub, Summit Health-CityMD or any of their respective subsidiaries or affiliates.

Amended and Restated Unit Purchase Agreement

On January 3, 2023, in connection with the consummation of the VillageMD Restructuring, the Company and VillageMD entered into the Unit Purchase Agreement. The Unit Purchase Agreement amended and restated in its entirety the existing Class E Preferred Unit and Class F Preferred Unit Purchase Agreement, dated as of November 7, 2022 (the “Original Unit Purchase Agreement”), by and among Walgreens, Cigna Health & Life Insurance Company, Village Practice Management and, for certain purposes specified therein, the Company and certain members of Village Practice Management, in order to add VillageMD as the issuing entity and reflect various other conforming changes with respect to the VillageMD Restructuring and ministerial updates.

The foregoing description of the Unit Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Unit Purchase Agreement, which is filed as Exhibit 2.3 hereto and is incorporated herein by reference. The representations, warranties and covenants in the Unit Purchase Agreement Amendment are qualified by confidential disclosure schedules and were made solely for the benefit of the parties to the Unit Purchase Agreement for the purpose of allocating contractual risk among those parties, and do not establish these matters as facts. Investors should not rely on the representations, warranties and covenants as characterizations of the actual state of facts or condition of the Company, Walgreens, VillageMD, Village Practice Management or any of their respective subsidiaries or affiliates.

Amended and Restated Limited Liability Company Agreement

On January 3, 2023, in connection with the consummation of the VillageMD Restructuring, the Summit Health-CityMD Acquisition and the VillageMD Investments, VillageMD and its members, including Walgreens and certain other subsidiaries of the Company, amended and restated in its entirety the existing limited liability company agreement of VillageMD (such amendment and restatement, the “A&R LLCA”). The A&R LLCA contains materially the same terms and conditions as the form of the Eighth Amended and Restated Limited Liability Company Agreement of Village Practice Management that was described in and filed as an exhibit to the Company’s Current Report on Form 8-K filed on November 8, 2022 (which will no longer be entered into due to the VillageMD Restructuring), except that the A&R LLCA adds VillageMD as the company and reflects various other conforming changes with respect to the VillageMD Restructuring and ministerial updates. Among other things, the A&R LLCA provides that the majority of the members of the board of managers of VillageMD are to be designated by the Company and certain of its subsidiaries, upon the terms and subject to the conditions of the A&R LLCA.

The foregoing description of the A&R LLCA does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R LLCA, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the first paragraph under the heading “Introductory Note” and under the heading “Merger Agreement Amendments” under Item 1.01 herein is incorporated by reference into this Item 2.01. For further information regarding the terms and conditions of the Merger Agreement, see the description of the Merger Agreement contained in the Company’s Current Report on Form 8-K filed on November 8, 2022, subject to the descriptions herein of the subsequent amendments and changes thereto.

Item 8.01.	Other Events.

Credit Agreement

On January 3, 2023, in connection with the consummation of the Summit Health-CityMD Acquisition, the Company entered into a credit agreement with VillageMD pursuant to which the Company has provided to VillageMD senior secured credit facilities in the aggregate amount of $2.25 billion (the “VillageMD Facilities”), consisting of (i) a senior secured term loan facility in an aggregate original principal amount of $1.75 billion (the “VillageMD Term Loan”) and (ii) a senior secured revolving credit facility in an aggregate original committed amount of $500 million (the “VillageMD Revolver”). The VillageMD Term Loan was used for part of the cash portion of the consideration for the Summit Health-CityMD Acquisition, repayment of all outstanding indebtedness under Summit Health-CityMD’s formerly existing credit agreement and related fees and expenses, and the VillageMD Revolver is available for general corporate purposes after the consummation of the Summit Health-CityMD Acquisition.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits

Exhibit	Description

2.1	First Amendment to Agreement and Plan of Merger, dated as of November 14, 2022, by and among WP CityMD Topco LLC, Village Practice Management Company, LLC and Project Teton Merger Sub LLC

2.2	Second Amendment to Agreement and Plan of Merger, dated as of January 3, 2023, by and among WP CityMD Topco LLC, Village Practice Management Company Holdings, LLC, Village Practice Management Company, LLC and Project Teton Merger Sub LLC*

2.3	Amended and Restated Class E Preferred Unit and Class F Preferred Unit Purchase Agreement, dated as of January 3, 2023, by and among WBA Acquisition 5, LLC, Walgreens Boots Alliance, Inc., Cigna Health & Life Insurance Company, Evernorth Health, Inc., Village Practice Management Company, LLC and certain members of Village Practice Management Company, LLC*

10.1	Amended and Restated Limited Liability Company Agreement of Village Practice Management Company Holdings, LLC, dated as of January 3, 2023, by and among Village Practice Management Company Holdings, LLC and its members*

104	Cover Page Interactive Data File (formatted as inline XBRL)

*

Certain schedules and exhibits to this agreement have been omitted pursuant to Items 601(a)(5) of Regulation S-K, and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule and/or exhibit upon request.

Cautionary Note Regarding Forward-Looking Statements

All statements in this report that are not historical, including, without limitation, those regarding the anticipated effects of the Summit Health-CityMD Acquisition, the VillageMD Investments, the VillageMD Restructuring and the VillageMD Facilities, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “will,” “likely,” “intend,” “plan,” “aim,” “continue,” “believe,” “seek,” “anticipate,” “upcoming,” “may,” “possible,” and variations of such words and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions, known or unknown, that could cause actual results to vary materially from those indicated or anticipated. These risks, assumptions and uncertainties include those described in Item 1A (Risk Factors) of our Annual Report on Form 10-K for the fiscal year ended August 31, 2022 and in other documents that we file or furnish with the Securities and Exchange Commission. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. All forward-looking statements we make or that are made on our behalf are qualified by these cautionary statements. Accordingly, you should not place undue reliance on these forward-looking statements, which speak only as of the date they are made.

We do not undertake, and expressly disclaim, any duty or obligation to update publicly any forward-looking statement after the date of this release, whether as a result of new information, future events, changes in assumptions or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: January 5, 2023	By:	/s/ Joseph B. Amsbary, Jr.
	Name:	Joseph B. Amsbary, Jr.
	Title:	Senior Vice President and Corporate Secretary